Corporate Presentation November 29, 2023 Exhibit 99.1

Forward-Looking Statements This presentation contains forward-looking statements about Longboard Pharmaceuticals, Inc. (“we,” “Longboard” or the “Company”), including statements regarding: our vision; commercial opportunities and analogs; our development approach and position to have best-in-class drug candidates; anticipated milestones; the prevalence of, unmet need associated with, and market opportunity for, DEEs; the potential of a broad-spectrum ASM; the potential of LP352 (including to be best-in-class, to satisfy unmet need, to be a safer, efficacious, and less burdensome therapy, to have differentiated selectivity and specificity, to expand the market to a broader population, to limit adverse events, including those associated with currently available non-selective ASMs, to be indicated across a range of DEEs, to avoid drug-drug interactions, including through optimized dosing, to be desired or preferred by physicians, patients and caregivers, to expand, broaden or capture market share, and to set a new standard in the treatment of DEEs); the LP352 sampled product profile; expectations regarding our PACIFIC Study for LP352 (including regarding the timing of topline data, safety and tolerability, seizure reduction, dosing, OLE participation, and the potential for PACIFIC data to create value); plans regarding a global Phase 3 program for LP352; the potential of LP659 (including to be best-in-class or a market leader, to address multiple neurological disorders, to have strong scientific rationale and to be commercially attractive); expectations and objectives regarding the Phase 1 SAD study for LP659 (including regarding the timing of topline data, the number of participants, safety and tolerability, pharmacokinetics and pharmacodynamics); our intellectual property; our ability to obtain regulatory approval and commercialize our drug candidates (in the manner we may propose or at all); and other statements that are not historical facts, including statements that may include words such as “will”, “may”, “can”, “would”, “intend”, “plan”, “expect”, “believe”, “potential”, “goal”, “opportunity” and similar words. For such statements, we claim the protection of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, but not limited to: our limited operating history; our history of incurring net losses and expectation that we will continue to incur net losses for the foreseeable future, and that we may never be profitable; our need for additional funding and related risks for our business, product development programs and future commercialization activities; the timing and success of clinical trials and preclinical studies we conduct; preliminary, interim and topline data may not reflect the complete or final results of a particular study or trial, and are subject to change; the ability to obtain and maintain regulatory approval to conduct our clinical trials (in the manner we propose or at all) and, ultimately, to market our product candidates; the ability to commercialize our product candidates; our ability to compete in the marketplace; risks regarding our license and dependencies on others; our ability to obtain and maintain intellectual property protection and freedom to operate for our product candidates; our ability to manage our growth; and other risks and factors disclosed in our filings with the U.S. Securities and Exchange Commission (the “SEC”). We operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. The forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Except as required by law, we assume no responsibility for the accuracy and completeness of the forward-looking statements, and we undertake no obligation to update any forward-looking statements after the date of this presentation to conform these statements to actual results or to changes in our expectations. Certain information contained in this presentation and statements made orally during this presentation relate to or are based on studies, research, publications, surveys and other data obtained from third-party sources and Longboard’s own internal estimates and research. While Longboard believes these third-party studies, research, publications, surveys and other data to be reliable as of the date of this presentation, they have not been independently verified, and Longboard makes no representations as to the adequacy, fairness, accuracy or completeness of any information obtained from third-party sources.  This presentation discusses product candidates that have not yet been approved for marketing by the U.S. Food and Drug Administration (the “FDA”).

Our Vision is Backed by 20+ Years of World Class GPCR Research Longboard Thesis Vision A world where devastating neurological conditions are no longer devastating 3 Longboard Pharmaceuticals Differentiated & innovative clinical approaches Relevant M&A analogs JAZZ - GW $7.2B PFE - ARNA $6.7B UCB - ZGNX $1.9B Bold & experienced leadership with expertise in CNS and rare disorders Pipeline with differentiated PK / PD and target engagement CNS programs with significant commercial opportunities Well understood mechanisms of action

Longboard’s Best-in-Class Product Candidates * Through a License Agreement with Arena ** Through a Royalty Purchase Agreement with Arena Definitions: DEEs=developmental and epileptic encephalopathies; S1P = sphingosine 1-phosphate; PK=pharmacokinetics; PD=pharmacodynamics; EEG = electroencephalogram We hold rights to other product candidates* We are eligible to receive royalties of 9.5% - 18.5% on sales of lorcaserin if approved for commercialization** Program MOA Therapeutic Area Preclinical Ph I Ph II Ph III Anticipated Milestones LP352 5-HT2C Superagonist DEEs and other refractory epilepsies Ph 1b/2a PACIFIC Study Enrollment Completed – August 2023 PACIFIC Study Topline Data – January 2024 LP659 S1P Receptor Modulator Multiple neurological diseases Ph 1 Initiation – Q4 2023 Ph 1 Single-Ascending Dose Data – H1 2024

Developmental & Epileptic Encephalopathies (DEE) Landscape

DEEs commonly begin in infancy or childhood and are associated with frequent seizures of multiple different types, intellectual disability, and significant delay or regression. Decision-Making Tree for Therapeutics Impact of Developmental and Epileptic Encephalopathies (DEEs) No Yes Safety Burden Efficacy Unacceptable Reach Extends Far Beyond Seizure Burden Intellectual disability Sleep issues Risk of mortality including SUDEP Behavioral problems Motor and movement disorders Psychiatric problems Acceptable

The prevalence of all "Other DEEs" could exceed the total of the “Approved 4” combined 4 DEE Syndromes Have Approved Therapies; 20+ Have None Sources: Dravet Syndrome Foundation, LGS Foundation Definitions: LGS = Lennox-Gastaut Syndrome, CDD = CDKL5 Deficiency Disorder, TSC = Tuberous Sclerosis Complex; DEE = Developmental and Epileptic Encephalopathy “Approved 4” DEE Prevalence (US) FDA Approved Therapies Yes Yes Yes Yes NO SPECIFICALLY APPROVED THERAPIES Other DEEs DUP15q SCN2A related epilepsies SCN8A related epilepsies KCNQ2 related epilepsies KCNQ3 related epilepsies Angelman syndrome Landau-Kleffner Syndrome Early Myoclonic Encephalopathy KCNT1 related epilepsies SynGAP1 related epilepsies Rett Syndrome Ohtahara Syndrome PCDH19 EE w/ Continuous Spike-Wave West Syndrome Myoclonic Atonic Epilepsy Ring14 Ring20 Others

HCPs Report a Need for More Effective and Safer Anti-Seizure Medications % Frustrated with Lack of Available New Treatment Options for DEE Type Among those who treat any patients with DEE type Mean # of Seizures Per Week Mean # of ASMs Per Patient Dravet 12 3.4 LGS 19 3.5 TSC 6 3.0 CDD 13 2.9 % Rated 7-Extremely Frustrated, 6, 5 Longboard and third-party market research analysis

1) Longboard and third-party research 2022 – projections for 2040 for US + EU4/UK, 2) UCB Annual Report 2022, 3) Jazz Pharmaceuticals Annual Report 2022, 4) UCB press release dated January 9, 2023, 5) Jazz Corporate Overview August 2023 DEE Indications Represent a $6B Total US + EU Market Opportunity1 A vast majority of the treatment options currently used are generic. Fintepla 2022 Sales2 (Mar-Dec) $122M Epidiolex 2022 Sales3 $736M Fintepla Peak Sales Estimate4 (2027) €800M Epidiolex Sales Estimate5 (2025) >$1B

The Importance of 5-HT2C in Epilepsy

LGS = Lennox Gastaut syndrome; DS = Dravet syndrome; SUDEP = sudden unexpected death in epilepsy Source: Lindquist et. al. 2023; Burke et. al. 2014; Bosco et. al. 2023; Created with BioRender.com Brain Regions Involved in Multiple Types of Seizures Dysfunction of the circuits involving the cortex (in purple), striatum (in yellow) and/or thalamus (in orange) underly absence and/or tonic-clonic seizures The brainstem, among others, (in green) are involved in SUDEP and induced seizures Cardiorespiratory function is regulated by the brainstem and its failure leads to SUDEP

Source: (1) The Human Protein Atlas; (2) NeuroSeq; (3) Massey et. al. 2021; (4) Simonsson et. al. 2022; (5) Blond et. al. 2023 5-HT2C Receptors are Expressed in Seizure-Related Brain Regions 5-HT2C receptor expression is restricted to the brain 5-HT2C receptors are highly expressed in the brainstem, and in inhibitory neurons in the striatum and thalamus Expression is consistent in human and mouse 5-HT2A 5-HT2B 5-HT2C

Sources: Gharedaghi MH et al., Exp Brain Res. 2014; Bagdy G et al., J Neurochemistry. 2007; Strac DS et al., Front Neurosci. 2016; Sourbron J et al., ACS Chem Neuroscience. 2016; Tecott LH et al, Nature. 1995; Upton N et al, Eur J Pharmacol. 1998; Orban G et al., CNS Neurosci Ther. 2014; Schoonjans A et al., Eur J Neurol. 2017; GABA=gamma aminobutyric acid; mCPP=m-chlorophenyl-piperazine; PTZ=pentylenetetrazole; TLE=temporal lobe epilepsy Role of 5-HT2C Receptors in Epilepsy 5-HT2C modulation of hippocampal pyramidal GABAergic neurons suppresses hyperexcitability 5-HT2C KO mice display spontaneous seizures and decreased threshold for proconvulsant stimuli m-CPP (5-HT2C) increases threshold for PTZ- and electroshock induced myoclonic and tonic seizures; effect blocked by 5-HT2C antagonist In a genetic model of DS, 5-HT2C agonist decreased seizure-like behavior and epileptiform electrical activity in scn1Lab-/- mutant zebrafish

5-HT2 Evolution in Rare Epilepsies Designed & Being Dose-Optimized for DEEs Weight Loss Drug Repurposed for Dravet Compound FINTEPLA® (fenfluramine, ZX008) LP352 History Designed to be a next-generation selective 5-HT2C superagonist Dose optimization for DEEs BID formulation work ongoing, expected for Ph 3 Approved for weight loss in 1973, became popular in 1990s in Fen-Phen (never approved in combo) Withdrawn due to significant cardiac toxicity (1997) Repurposed for certain DEEs at lower dose Current Status Approved for the treatment of seizures with Dravet & LGS REMS required with frequent echocardiograms Ph 1b/2a clinical trial in multiple DEEs No echocardiograms in PACIFIC study 20+ years of GPCR research and optimization of the 5-HT2 pathway

LP352 First-in-Class 5-HT2C Superagonist with Next-Generation Selectivity, Being Dose-Optimized to Treat a Broad Range of DEEs Effectively and Safely

The Potential of LP352 *Radioligand binding assays assessing >150 targets showed significant affinity only to 5-HT2C receptors ** Based on first two cohorts ***Composition of matter through 2036 with potential for PTE / PTA (2041) Definitions: PAH = pulmonary arterial hypertension; AEs = adverse events IP protection on Composition of Matter through 2041*** provides the opportunity to maximize the full potential of LP352 Greater Selectivity and Specificity Preclinical Validation Clinical Validation SAD/MAD Clinical Validation CSF/EEG ** 5-HT2 agonist designed to only bind to the 5-HT2C receptor* 5-HT2 agonist - no detected activity at receptors associated with significant adverse side effects: 5-HT2B (valvular heart disease and PAH) & 5-HT2A (psychiatric: insomnia, hallucinations, euphoria) Reduced seizure activity in model of neuronal hyperexcitability in zebrafish Reduced epileptiform activity in fish and rodent models of disinhibition Reduced duration and number of epileptiform events in zebrafish model of Dravet Syndrome In general, favorable safety & tolerability observed. AEs generally consistent with expected effects of serotonergic meds No observed food effect Potential prolactin biomarker which increased in a dose dependent and transient manner Favorable safety & tolerability results observed, AEs generally consistent with previous studies Plasma & CSF PK concentration increased in a dose dependent & consistent manner Effects on qEEG activity within first few dose(s) Sustained dose-dependent effects on qEEG activity after continuous dosing, thus indicating receptor engagement

LP352 Designed to be a Next-Generation 5-HT2C with Greater Selectivity and Specificity 1 Third party study previously commissioned by Arena, 2 BELVIQ FDA approved prescribing information 06/2012; Note: The above table is for illustrative purposes only and is not a head-to-head comparison. Differences exist between in vitro study designs and methodologies, and caution should be exercised when comparing data across studies Definitions: CNS= Central nervous system ; GI = Gastrointestinal; ASM = anti-seizure medication  Serotonin Receptor Subtype EC50, nM Ki, nM Selectivity 5-HT2C vs 5-HT2B Selectivity 5-HT2C vs 5-HT2A Potential Adverse Events Per Receptor Subtype LP352 5-HT2C Superagonist 5-HT2C ~120 ~50 >200x >200x CNS, GI 5-HT2B Not detectable Not detectable n/a 5-HT2A Not detectable Not detectable n/a Nordexfenfluramine (an active metabolite of fenfluramine) 1 5-HT2C 72.4 10.4 0.94x 11.5x CNS, GI 5-HT2B 25.7 9.8 Cardiac, Pulmonary 5-HT2A 1778 120.2 Psychiatric Lorcaserin2 5-HT2C 39 13 11.3x 7.1x CNS, GI 5-HT2B 2380 147 n/a 5-HT2A 553 92 Psychiatric LP352 selectivity may limit off-target effects associated with currently available non-selective ASMs

LP352 Inhibited Seizure Activity in Multiple Preclinical Models Definitions: ASM = anti-seizure medication; MOA = mechanism of action Corneal Kindling Pentylenetetrazol (PTZ) (i.v.) Scn1aA1783V/WT Transgene scn1lab Transgene Ethyl ketopentenoate (EKP) Kainic acid (KA) Model Partial (focal) limbic seizures Acute seizure Genetic model of Dravet Syndrome Genetic model of Dravet Syndrome Generalized seizure Acute and chronic seizure Species mouse mouse mouse zebrafish zebrafish zebrafish Activity - + - + + + Results n/a Statistically elevates seizure threshold n/a ~85% reduction in epileptiform events & duration ~69% reduction in seizure activity ~82% reduction of seizure activity Potential ASMs are assayed in multiple relevant preclinical models based on the compound’s MOA. Models are conducted utilizing wide range panels that typically produce a mix of positive and negative results. The above are a subset of preclinical assays conducted with LP352. Preclinical models are not necessarily predictive of clinical efficacy or regulatory approval.

LP352 Ph 1 Results – Favorable Safety, Tolerability, Pharmacokinetics and Pharmacodynamics Observed Randomized, double-blind, placebo-controlled, 4-part trial in healthy adult males and females (N=83) Single Ascending Dose & Single-Dose Food Effect (N=40) Multiple Ascending Dose & Dose Titration (N=43) Pharmacokinetics & Pharmacodynamics Target plasma exposure (Cmin) based on prolactin PK/PD No clinically meaningful effect of food on AUC0-inf and Cmax Safety & Tolerability Majority of AEs were mild to moderate (most common was headache) AEs generally consistent with expected CNS effects and expected effects of serotonergic drugs No SAEs reported Pharmacokinetics Central 5-HT2C receptor engagement demonstrated by dose- and exposure-dependent increases of prolactin Dose-dependent increases in exposure (Cmax and AUCtau) Safety & Tolerability Majority of AEs were mild to moderate (most common was headache) AEs generally consistent with expected CNS effects and expected effects of serotonergic drugs At maximum planned dose, a single SAE of anxiety was reported two days after last dose of study drug & subsequently resolved Evaluated doses ranging from 1 mg to 24 mg

LP352 102: Ph 1 PK/PD CNS Study in Adult Healthy Volunteers Topline data 28 Days Screening Period Day 25 Follow-up Up-Titration Days 1-2 Maintenance* Days 3-11 (target treatment Taper Down Day 11 (start taper after AM dose) Additional Cohorts Ongoing Cohort 1 (n=10) 6 mg TID Cohort 2 (n=10) 12 mg TID EEG: Serial EEGs Days -1, 1, 3 & 10 (trough Day 16) EEG parameters: Five-minute resting EEG with eyes closed and five-minute resting EEG with eyes open performed with the participant seated comfortably in a sound-attenuated room Resting EEG evaluated by spectral and coherence analysis, including spectral amplitudes and coherences in clinical frequency bands Plasma: Samples Days 1-11 (and taper) PK parameters: Cmax, Tmax and AUCtau CSF: Samples Day 11 PK parameters: Cmax, Tmax and AUCtau Open-label Study to Assess Central Nervous System Pharmacokinetics (PK) and Pharmacodynamics (PD) of Orally Administered LP352 Key Study Objectives: Characterize the plasma and CSF PK Characterize the safety and tolerability of the doses with titration and taper Assess the PK-PD relationships between plasma and CSF exposure and PD endpoints of safety and efficacy, including qEEG endpoints as indicators of CNS target engagement

Steady State Plasma & CSF Concentrations for LP352 (6mg & 12mg) *Topline data Ki Ki 12 mg TID Exceeded Ki Value for 5-HT2C Activity throughout Dosing Interval* LP352 selectivity may limit off-target effects associated with currently available non-selective ASMs

Cerny (2016) Drug Metabolism and Disposition 44:1246 *From Longboard HCP Survey 2023 Given the common nature of complex polypharmacy in patients with DEEs, avoiding DDIs is of particular importance Many ASMs are affected by CYP enzyme inhibitors, notably CYP2D6 (fenfluramine, carbamazepine), CYP3A4 (clobazam, cannabidiol, felbamate, carbamazepine), and CYP2C19 (fenfluramine, cannabidiol, phenobarbital, phenytoin) LP352 was structurally designed to minimize the dependency on CYP metabolism, but rather promote it as a substrate for metabolism via UDP-glucuronosyltransferase (UGTs) Confirmatory victim evaluation potential for LP352 included both in vitro and in vivo work: In vitro work: Standard in vitro metabolism screen to determine the intrinsic clearance of LP352 for various CYP enzymes In vivo work: A unique clinical study was designed & conducted in two parts in healthy volunteers LP352 Has Low Potential for Drug-Drug Interactions (DDI) DDIs are 4th most important criteria (12%)* in HCP’s selection of an ASM

6 mg 9 mg 12 mg Participant remains on 6, 9 or 12 mg based on tolerability during up-titration 5 Wks Screening Period 30 Days Follow-up Period Randomization & Up-Titration Days 1-15 Maintenance* Days 16-75 Down- Titration Days 76- 80/90** LP352 Ph 1b/2a PACIFIC study in patients with DEEs * Maintenance Dose of LP352 (TID): 6 mg, 9 mg, 12 mg or placebo TID ** Up to a 15-day down-titration/taper period (reducing dose every 5 days) depending on the last maintenance dose Open- Label Extension Enrollment completed – August 2023 Double-blind, placebo-controlled study to assess the safety, tolerability and pharmacokinetics of LP352 Key Efficacy Signals: Evaluate reduction in seizures across a broad group of epilepsies Identify potential indications for pivotal studies Analyze concentration response to understand dosing in different seizure types and disorders Placebo (n=10) LP352 (n=40) Key Inclusion Criteria: DEEs with ≥ 4 motor seizures per month in 3 mos. prior to screening and ≥ 4 motor seizures in the month of screening DEEs (multiple syndromes) including LGS, Dravet syndrome, SCN2A-related epilepsies, CDD, among others Key Exclusion Criteria: Use of fenfluramine & lorcaserin Basic Information: Sites: ~30 sites Ages: > 12 to <65 yrs old No Echocardiograms Required in PACIFIC

PACIFIC Study Enrollment Summary 52 Participants randomized Diagnosis* Vast majority of eligible participants who complete PACIFIC expected to enter Open-Label Extension 100% have entered to date** 42 US 10 AUS Adult/Pediatric participants Range: 12-55 Mean: 24.2 / Median: 23.0 40 Adult (18+) 12 Peds (12-17) Dravet: 4 LGS: 29 Other DEE: 19 *The diagnosis was at time of screening for PACIFIC and is subject to further refinement ** OLE data as of 10/11/2023

1. Lagae, et al The Lancet 2019; 2. Knupp, et al JAMA Neurology 2022; 3. Knight,et al, The Lancet Neurology 2022; 4. Epidiolex HCP website Dravet & LGS & TSC Seizure Reduction for Approved Drugs in DEEs  FEN 0.2mg/kg  FEN 0.7mg/kg  Ganaxolone  Cannabidiol 10mg/kg  Cannabidiol 20mg/kg  Cannabidiol 25mg/kg  Cannabidiol 50mg/kg  Placebo Fintepla (fenfluramine)1,2 Ztalmy (ganaxalone)3 Epidiolex (Cannabidiol)4 FOR ILLUSTRATIVE PURPOSES ONLY: Not a head-to-head comparison. Differences exist between trial designs and subject characteristics, and caution should be exercised when comparing data across studies.

Key Areas of Focus in PACIFIC Topline Readout Seizure Reduction Clinically meaningful seizure reductions across the DEE landscape and consistent with approved treatments Safety Favorable safety & tolerability in line with previous Longboard studies to date OLE Participation Vast majority of eligible participants enter OLE thus enabling long-term data Dosing Titration data across three doses that allows optimized dosing in the Phase 3 program 1 2 3 4 Global Phase 3 Readiness In Process

Commercial Opportunity for LP352

Multiple Potential “Ways to Win” Capture market share in “Approved 4” with best-in-class profile (safety, efficacy, burden) Broaden market in “Approved 4” DEE’s with preferred safety and burden profile $6B Total Addressable Market

Quantitative HCP Research 100 Physicians Objective: Validating Unmet Needs And LP352 Potential Criteria: Board Certified HCPs specializing in Neurology or Epileptology Treat at least 20 patients with DEEs in the past 12 months Familiar with Fintepla and Epidiolex Note: Most participants have some clinical experience with Epidiolex (92%) & Fintepla (68%) Qualitative HCP Research 20 Physicians Objective: Deeper Understanding Of Quantitative Findings (How & Why) Criteria: Board Certified HCPs specializing in Neurology or Epileptology Treat at least 25 patients with DEEs in the past 12 months Familiar with Fintepla and Epidiolex Epileptologists = 5 (4 peds, 1 adult) Neurologists = 15 (13 peds, 3 adult) Quantitative Caregiver Research 30 Caregivers Objective: Understanding Unmet Needs Of DEE Patients (Not “Approved 4”) Criteria: Primary or joint caregiver (non-paid)* to a loved one with a DEE (not LGS, Dravet Syndrome, TSC, or CDKL5 Disorder) Provide assistance with physician visits or administer medications and have input into medical care Loved one has experience with prescription ASMs Attended at least 2 medical appointments in the past 12 months Participation was open to all non-paid caregivers with any relationship to their loved one with a DEE. All respondents in the survey are mothers caring for their child. HCP = Health care providers Longboard and third-party market research analysis Survey sampled product profile for LP352 case reviewed in this presentation: efficacy of 37-44% reduction in countable motor seizure frequency and generally well tolerated with BID dosing Validating Continued Unmet Need In DEEs And Potential Of LP352 Background & Methodology

DEE Types Treated in the Past 12 Months Total Respondents DEE Type Treated in Past 12 Months Total Respondents Nearly All HCPs Treat Patients with the “Approved 4” Longboard and third-party market research analysis

Influence on ASM Decisions When allocating 100 points across factors If I see a patient with epilepsy and give them enough valium, they’ll be seizure free, but then they'll be sleeping all day. That’s not quality of life. So, we must find the cocktail that gives them the best seizure control with the least amount of side effects.” – Epileptologist, Primarily Pediatric HCPs Evaluate ASMs by Balancing Efficacy, Safety & Burden Efficacy Safety Cost to patient Minimal DDIs with other ASMs Minimal patient/ caregiver burden Mechanism of Action Safety + Burden = 43% Longboard and third-party market research analysis

The clinical trial in Dravet was amazing, really impressive efficacy. I would say Fintepla is comparable to other medications in reality. Now these are very difficult patients so it makes sense, but most people would say Fintepla is not as robust in its efficacy.” – Epileptologist, Primarily Pediatric Fintepla Performance on Most Important Criteria Fintepla Profile Does Not Satisfy Most Important Treatment Criteria Seizure Control Reduction in emergency visits / hospital admissions Acceptable potential adverse events profile Improvement in non-seizure outcomes Longboard and third-party market research analysis

Top Reasons Why Unlikely to Prescribe Fintepla* Mean % Caregivers Decline Fintepla Despite HCP Recommendation *Among those who don’t currently or are unlikely to prescribe Fintepla Fintepla Safety & Burden are Hard to Overcome; Physicians Unlikely to Recommend and Caregivers Decline Somewhat Regularly 25% I think of Fintepla as a fourth-line agent and lots of patients do not go that far. It freaks caregivers out that we have to check the patient’s heart every six months. They say, ‘My kid has seizures, now you want to give them a heart problem?’ No one likes to endanger the heart, so it makes Fintepla a hard sell.” – Epileptologist, Primarily Adult Longboard and third-party market research analysis

Top Reasons for Prescribing LP352 Sampled Product Profile Over Fintepla* HCPs Prefer LP352* Over Fintepla and Are More Likely to Prescribe it Because of the Superior Safety Profile *Those who would prescribe LP352 sampled product profile over Fintepla HCPs prefer LP352* mainly because of the superior safety profile Longboard and third-party market research analysis

Reality of the Treatment Paradigm: Balancing of Safety, Efficacy and Burden Polytherapy Approach: DEE patients are highly refractory and on an average of 3.5 medications simultaneously The combination of these criteria impact utilization AND FINTEPLA is re-assessed every six months No Yes Safety Burden Efficacy Unacceptable Acceptable No echocardiograms required in the PACIFIC Study

Commercial Opportunity for Broad DEE Indication

Multiple Potential “Ways to Win” $6B Total Addressable Market Capture market share in “Approved 4” with best-in-class profile (safety, efficacy, burden) Broaden market in “Approved 4” DEE’s with preferred safety and burden profile Expand market to address significant unmet need across “Other DEE” patients

Nearly All HCPs Treat Patients with All DEE Diagnoses; Collectively, the Number of “Other DEEs” is Significant DEE Types Treated in the Past 12 Months Percent of Patients with DEE Type Longboard and third-party market research analysis

Unmet Needs for Patients with Other DEEs Among those who treat patients with other DEEs (not “Approved 4”) HCPs Report a Need for More Effective and Safer Anti-Seizure Medications for Other DEEs Mean # of Seizures Per Week Mean # of ASMs Per Patient Dravet 12 3.4 LGS 19 3.5 TSC 6 3.0 CDD 13 2.9 Other DEEs 13 3.2 Longboard and third-party market research analysis

HCPs Prefer LP352 with a Broad DEE Indication, and Anticipate This Will Positively Impact DEE Patients’ Treatment Options 6-Very strong preference for broad DEE indication 5- 4- 3- 2- 1-Very strong preference of indication specific to Dravet, LGS, TSC, CDD 7-Significant positive impact 6- 5- 4-No impact 68% Prefer Broad DEE Indication 80% Anticipate a Broad DEE Indication will have a positive impact on treatment options for patients 3-(0% selected)  2-(0% selected)  1-significant negative impact  (0% selected)  Longboard and third-party market research analysis

LP659 Centrally Acting, Highly Selective Sphingosine-1-Phosphate (S1P) Receptor Modulator Targeting Multiple Neurological Diseases

LP659 Potential Best-in-Class S1P Receptor Modulator with Broad Applicability STRONG SCIENTIFIC RATIONALE COMMERCIALLY ATTRACTIVE S1P receptor modulators have generated billions of dollars of revenues in CNS indications Designed to address multiple neurological disorders Opportunity for market leadership in S1P receptor modulation in CNS Centrally acting S1P receptor modulator Rapid onset & offset of action Highly selective to S1PR1,5 No impact on S1PR2,3 in preclinical models High oral bioavailability with direct impact on CNS glial cell S1P receptors

S1PR1 Modulation Selectively Reduces Migration of Lymphocytes From Lymph Nodes Functionally antagonizes S1PR1 by inducing receptor internalization and degradation, disrupting normal lymphocyte subset egress Decreases release of inflammatory cytokines and reduce organ/tissue damage Maintains immune surveillance Functional antagonism of S1PR1 receptor in astrocytes expected to attenuate neuroinflammation Treatment with S1P Receptor Modulator Sources: Chun, Drugs 2021 (81:207–231) https://doi.org/10.1007/s40265-020-01431-8; Appel, www.co-neurology.com Wolters Kluwer Health, Inc. 2021(Volume 34, Number 5) Created with BioRender.com

LP659 Designed to be a Next Generation Centrally-Acting S1PR1 Agonist with Greater Selectivity and Internalization-Biased Signaling LP659 selectivity may limit off-target effects associated with currently approved S1P receptor modulators Greatest selectivity towards S1PR1 over S1PR5 Most potent at S1PR1 internalization Internal data on file

Modulation of Immune Tolerance Drives Efficacy by LP659 LP659 potency in vivo parallels T and B cell lowering potential Proportion of Tregs over total CD3+ cells is significantly increased by LP659 No significant effects on NK and monocyte frequencies Internal data on file

LP659 Ameliorated Disease Phenotypes in Multiple Preclinical Models Disease / MoA Autoimmune, CNS involvement Autoimmune, CNS involvement Autoimmune, PNS involvement Autoimmune, PNS involvement Neuro Degenerative Model Induced Induced Induced Induced Genetic Species Rat Mouse Rat Rat Human iPSC Dosing Prophylactic Prophylactic Prophylactic Therapeutic Therapeutic Activity + + + + + Results Dose-dependent amelioration of disease severity with parallel reduction of circulating T lymphocytes Dose-dependent amelioration of disease severity with reduction of T and B cell infiltration, inflammatory markers, and loss of myelin in the spinal cord Dose-dependent halting of disease progression with reduction of inflammatory cell infiltration and loss of myelin in the sciatic nerve Blunting of disease severity with corresponding reduction of inflammatory cell infiltration in the sciatic nerve Dose-dependent rescue of hyperexcitability in control neurons co-cultured with diseased astrocytes Internal data on file

LP659: Phase 1 Single-Ascending Dose (SAD) Study Objectives First-In-Human, Randomized, Double Blind, Placebo Controlled, SAD Study to Assess the Safety, Tolerability, Pharmacokinetics & Pharmacodynamics of LP659 in up to 48 Adult Healthy Volunteers Key Study Objectives: Assess the safety and tolerability of single ascending doses of LP659 Determine the PK profile of LP659, and its metabolite(s), in single ascending doses Determine PD profile of single ascending doses of LP659

Longboard Indication Assessment Process Scientific Rationale Commercial & Development Criteria Etiology Pathophysiology Approved SoC Preclinical Studies Patient Advocacy & Recruitment Degree of Unmet Need Speed of Clinical Development Clinical Trial Feasibility Competitive Headroom Pricing Potential Disease Prevalence Translational Studies Review of literature & MOA Strategic Indication Selection

Financial Summary* & Upcoming Milestones Multiple clinical and preclinical studies in process to further support the development of LP352 & LP659 Cash, Cash Equivalents & Investments $56.0 million As of September 30, 2023 Shares Outstanding 23.9 million As of October 31, 2023 Third Quarter 2023 Operating Expenses $13.6 million R&D - $10.5 million G&A - $3.1 million As of September 30, 2023 *Unaudited Key Milestones Anticipated Timing LP352 PACIFIC Enrollment Completion COMPLETED August 2023 LP352 PACIFIC Ph 1b/2a Topline Data in DEE Study January 2024 LP659 Ph 1 Initiation Q4 2023 Topline SAD Data H1 2024

Thank you Nasdaq: LBPH IR@longboardpharma.com